Exhibit 99.2
Supplemental Information
June 30, 2012
(Unaudited)

Disclaimer
Certain statements in this supplement contain "forward-looking" information as that term is defined by the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include all statements regarding our expected future financial position, results of operations, business strategy, growth opportunities, potential acquisitions, and plans and objectives for future operations. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words.
Our actual results may differ materially from those projected or contemplated by our forward-looking statements as a result of various factors, including, among others, the following: our dependence on Sun Healthcare Group, Inc. (“Sun”) until we are able to further diversify our portfolio; our dependence on the operating success of our tenants; changes in general economic conditions and volatility in financial and credit markets; the dependence of our tenants on reimbursement from governmental and other third-party payors; the significant amount of and our ability to service our indebtedness; covenants in our debt agreements that may restrict our ability to make acquisitions, incur additional indebtedness and refinance indebtedness on favorable terms; increases in market interest rates; our ability to raise capital through equity financings; the relatively illiquid nature of real estate investments; competitive conditions in our industry; the loss of key management personnel or other employees; the impact of litigation and rising insurance costs on the business of our tenants; uninsured or underinsured losses affecting our properties and the possibility of environmental compliance costs and liabilities; our ability to qualify and maintain our status as a REIT; compliance with REIT requirements and certain tax matters related to status as a REIT; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission (the “SEC”), especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q. We do not intend, and we undertake no obligation, to update any forward-looking information to reflect events or circumstances after the date of this supplement or to reflect the occurrence of unanticipated events, unless required by law to do so.
Note Regarding Non-GAAP Financial Measures
This supplement includes the following financial measures defined as non-GAAP financial measures by the SEC: EBITDA, funds from operations (“FFO”), adjusted FFO (“AFFO”), normalized AFFO, FFO per diluted share, AFFO per diluted share and normalized AFFO per diluted share. These measures may be different than non-GAAP financial measures used by other companies, and the presentation of these measures is not intended to be considered in isolation or as a substitute for financial information prepared and presented in accordance with U.S. generally accepted accounting principles. Explanations of these non-GAAP financial measures are included under “Reporting Definitions” in this supplement and reconciliations of these non-GAAP financial measures to the GAAP financial measures we consider most comparable are included under “Reconciliations of Net Income to EBITDA, Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and Normalized AFFO” in this supplement.
Tenant Information
This supplement includes information regarding Sun. Sun is subject to the reporting requirements of the SEC and is required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Sun's filings with the SEC can be found at www.sec.gov. This supplement also includes information regarding each of our other tenants that lease properties from us. The information related to Sun and our other tenants that is provided in this supplement has been provided by the tenants or, in the case of Sun, derived from Sun's public filings or provided by Sun. We have not independently verified this information. We have no reason to believe that such information is inaccurate in any material respect. We are providing this data for informational purposes only.

Company Information
Board of Directors

Richard K. Matros Chairman of the Board, President and Chief Executive Officer Sabra Health Care REIT, Inc.	Michael J. Foster Managing Director RFE Management Corp.

Milton J. Walters President Tri-River Capital	Robert A. Ettl Chief Operating Officer Harvard Management Company

Craig A. Barbarosh Partner Katten Muchin Rosenman LLP
Senior Management

Richard K. Matros Chairman of the Board, President and Chief Executive Officer	Harold W. Andrews, Jr. Executive Vice President, Chief Financial Officer and Secretary

Talya Nevo-Hacohen Executive Vice President, Chief Investment Officer and Treasurer
Other Information

Corporate Headquarters 18500 Von Karman Avenue, Suite 550 Irvine, CA 92612	Transfer Agent American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219
www.sabrahealth.com
The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the SEC. The Reporting Definitions and Reconciliations of Non-GAAP Measures are an integral part of the information presented herein.
On Sabra's website, www.sabrahealth.com, you can access, free of charge, Sabra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as soon as reasonably practicable after such material is filed with, or furnished to, the SEC. The information contained on Sabra’s website is not incorporated by reference into, and should not be considered a part of, this supplemental information package. All material filed with the SEC can also be accessed through their website, www.sec.gov.
For more information, contact Harold W. Andrews, Jr., Executive Vice President, Chief Financial Officer and Secretary at (949) 679-0243.

1

SABRA HEALTH CARE REIT, INC.
COMPANY FACT SHEET
Company Profile
Sabra Health Care REIT, Inc., a Maryland corporation (“Sabra,” the “Company” or “we”), operates as a self-administered, self-managed real estate investment trust (“REIT”) that, through its subsidiaries, owns and invests in real estate serving the healthcare industry. Sabra primarily generates revenues by leasing properties to tenants and operators throughout the United States.
As of June 30, 2012, Sabra’s portfolio included 103 real estate properties (consisting of (i) 93 skilled nursing/post-acute facilities, (ii) nine senior housing facilities, and (iii) one acute care hospital), one mortgage loan investment and one mezzanine loan investment. As of June 30, 2012, Sabra’s real estate properties are located in 25 states and included 11,392 licensed beds.
Objectives and Strategies
Sabra’s business strategies focus on opportunistic acquisitions and property diversification. Sabra expects to continue to grow its portfolio primarily through the acquisition of healthcare facilities with a focus on skilled nursing, assisted living and memory care facilities and through the origination of financing secured directly or indirectly by healthcare facilities. Sabra also expects to opportunistically consider acquiring independent living and continuing care retirement community facilities and hospitals. Sabra intends to finance its investments with cash on hand and availability under its secured revolving credit facility, and proceeds from its July 2012 offering of $100 million aggregate principal amount of 8.125% senior notes. As Sabra acquires additional properties and expands its portfolio, Sabra expects to further diversify by tenant, asset class and geography within the healthcare sector. Sabra employs a disciplined, opportunistic approach in its healthcare real estate investment strategy by investing in assets that provide attractive opportunities for dividend growth and appreciation of asset values, while maintaining balance sheet strength and liquidity, thereby creating long-term stockholder value.

Market Facts		Portfolio Information (as of June 30, 2012)
Stock Information (as of June 30, 2012)		Investments
Closing Price:	$17.11	Equity Investments
52-Week range:	$7.86 - $17.25	Skilled Nursing/Post-Acute	93
Market Capitalization:	$633.9 million	Senior Housing	9
Enterprise Value:	$1.1 billion	Acute Care Hospital	1
Outstanding Shares:	37.1 million		103
Ticker symbol:	SBRA	Debt Investments	2
Stock Exchange:	NASDAQ	Total Investments	105

Credit Ratings
Moody's:	B1 (stable)	Bed/Unit Count
S&P:		Skilled Nursing/Post-Acute	10,549
Corporate Rating	B+ (stable)	Senior Housing	773
Senior Notes Rating	BB-	Acute Care Hospital	70

		Total Beds/Units	11,392

See reporting definitions.	2

SABRA HEALTH CARE REIT, INC.
FINANCIAL HIGHLIGHTS
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues	$25,117	$18,805	$48,844	$36,407
EBITDA	$21,628	$15,882	$41,034	$30,815
Net income	$5,923	$2,087	$10,328	$3,335
FFO	$13,480	$8,377	$25,188	$15,712
AFFO	$15,669	$10,308	$29,668	$19,368
Normalized AFFO	$15,669	$10,308	$29,668	$19,678
Per share data:
Diluted EPS	$0.16	$0.08	$0.28	$0.13
Diluted FFO	$0.36	$0.33	$0.68	$0.62
Diluted AFFO	$0.42	$0.40	$0.79	$0.76
Diluted Normalized AFFO	$0.42	$0.40	$0.79	$0.77
Weighted-average number of common shares outstanding, diluted:
EPS & FFO	37,191,687	25,226,179	37,119,005	25,210,575
AFFO & Normalized AFFO	37,538,337	25,480,729	37,472,271	25,474,693

Net cash flow from operations	$7,623	$5,470	$24,087	$17,928

	June 30, 2012	December 31, 2011
Real Estate Portfolio
Total Equity Investments (#)	103	97
Total Equity Investments, gross ($)	$821,990	$767,054
Total Licensed Beds/Units	11,392	10,877
Weighted Average Remaining Lease Term (in months)	142	144
Total Debt Investments (#)	2	—
Total Debt Investments, gross ($) (2)	$21,202	$—

	Three Months Ended June 30, 2012	Twelve Months Ended June 30, 2012
Adjusted Facility EBITDARM Coverage (1)	1.80x	1.81x
Adjusted Facility EBITDAR Coverage (1)	1.34x	1.34x
Adjusted Tenant EBITDAR Coverage (1)	1.55x	1.55x

	June 30, 2012	December 31, 2011
Debt (3)
Principal
Fixed Rate Debt	$324,310	$324,239
Variable Rate Debt	101,062	59,159
Total Debt	$425,372	$383,398
Weighted Average Effective Rate
Fixed Rate Debt	7.33%	7.55%
Variable Rate Debt	4.36%	5.50%
Total Debt	6.62%	7.24%

% of Total
Fixed Rate Debt	76.2%	84.6%
Variable Rate Debt	23.8%	15.4%
Total Debt	100.0%	100.0%

Availability Under Credit Facility:	$157,500	$100,000
Available Liquidity (Unrestricted Cash and Availability Under Credit Facility)	$160,610	$142,250

(1) Adjusted Facility EBITDAR, Adjusted Facility EBITDARM and Adjusted Tenant EBITDAR and related coverages for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. All facility financial performance data are presented one month in arrears. Adjusted coverages exclude the impact of strategic disposition candidates. Including the impact of one facility identified as a strategic disposition candidate, for the three months ended June 30, 2012, Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR are 1.76x, 1.30x and 1.53x, respectively; and for the twelve months ended June 30, 2012, Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR are 1.78x, 1.31x and 1.53x, respectively.
(2) Total Debt Investments, gross consists of principal of $21.0 million plus capitalized origination fees of $0.2 million.
(3) Subsequent to June 30, 2012, we issued an additional $100 million aggregate principal amount of senior notes, with gross proceeds of $106 million and net proceeds of $103.8 million after underwriting costs but before other offering expenses. A portion of the proceeds was used to repay the $42.5 million outstanding on our secured revolving credit facility. After taking into account the July 2012 issuance of senior notes and the repayment of the amount outstanding on our secured revolving credit facility, total debt and available liquidity on a proforma basis was $488.9 million and $264.4 million, respectively.

See reporting definitions.	3

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Revenues:
Rental income	$24,820	$18,628	$48,483	$36,190
Interest income	297	177	361	217

Total revenues	25,117	18,805	48,844	36,407

Expenses:
Depreciation and amortization	7,557	6,290	14,860	12,377
Interest	8,148	7,505	15,846	15,103
General and administrative	3,489	2,923	7,810	5,592

Total expenses	19,194	16,718	38,516	33,072

Net income	$5,923	$2,087	$10,328	$3,335

Net income per common share, basic	$0.16	$0.08	$0.28	$0.13

Net income per common share, diluted	$0.16	$0.08	$0.28	$0.13

Weighted-average number of common shares outstanding, basic	37,147,942	25,154,284	37,092,683	25,140,781

Weighted-average number of common shares outstanding, diluted	37,191,687	25,226,179	37,119,005	25,210,575

See reporting definitions.	4

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED BALANCE SHEETS
(dollars in thousands, except per share data)

	June 30, 2012	December 31, 2011

Assets
Real estate investments, net of accumulated depreciation of $123,651 and $108,916 as of June 30, 2012 and December 31, 2011, respectively	$698,578	$658,377
Loans receivable, net	21,193	—
Cash and cash equivalents	3,110	42,250
Restricted cash	7,076	6,093
Deferred tax assets	25,540	25,540
Prepaid expenses, deferred financing costs and other assets	23,021	17,390
Total assets	$778,518	$749,650
Liabilities and stockholders’ equity
Mortgage notes payable	$157,872	$158,398
Secured revolving credit facility	42,500	—
Senior unsecured notes payable	225,000	225,000
Accounts payable and accrued liabilities	11,181	14,139
Tax liability	25,540	25,540
Total liabilities	462,093	423,077
Stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2012 and December 31, 2011	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 37,051,242 and 36,891,712 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	371	369
Additional paid-in capital	349,272	344,995
Cumulative distributions in excess of net income	(33,218)	(18,791)
Total stockholders’ equity	316,425	326,573
Total liabilities and stockholders’ equity	$778,518	$749,650

See reporting definitions.	5

SABRA HEALTH CARE REIT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2012	2011
Cash flows from operating activities:
Net income	$10,328	$3,335
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,860	12,377
Non-cash interest income adjustments	9	—
Amortization of deferred financing costs	1,447	995
Stock-based compensation expense	3,842	2,478
Amortization of premium on notes payable	(8)	(8)
Straight-line rental income adjustments	(1,690)	(128)
Changes in operating assets and liabilities:
Prepaid expenses and other assets	(779)	219
Accounts payable and accrued liabilities	(1,914)	485
Restricted cash	(2,008)	(1,825)

Net cash provided by operating activities	24,087	17,928

Cash flows from investing activities:
Acquisitions of real estate	(55,550)	(74,000)
Origination of loans receivable	(21,176)	—
Acquisition of note receivable	—	(5,348)
Additions to real estate	(730)	(86)

Net cash used in investing activities	(77,456)	(79,434)

Cash flows from financing activities:
Proceeds from secured revolving credit facility	42,500	—
Proceeds from mortgage notes payables	21,947	—
Principal payments on mortgage notes payable	(22,464)	(1,499)
Payments of deferred financing costs	(3,435)	(270)
Issuance of common stock	144	547
Dividends paid	(24,463)	(8,051)

Net cash provided by (used in) financing activities	14,229	(9,273)

Net decrease in cash and cash equivalents	(39,140)	(70,779)
Cash and cash equivalents, beginning of period	42,250	74,233

Cash and cash equivalents, end of period	$3,110	$3,454

Supplemental disclosure of cash flow information:
Interest paid	$14,677	$14,476

See reporting definitions.	6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NET INCOME TO EBITDA, FUNDS FROM OPERATIONS (FFO),
ADJUSTED FUNDS FROM OPERATIONS (AFFO) AND NORMALIZED AFFO
(dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income	$5,923	$2,087	$10,328	$3,335
Interest expense	8,148	7,505	15,846	15,103
Depreciation and amortization	7,557	6,290	14,860	12,377

EBITDA	$21,628	$15,882	$41,034	$30,815

Net income	$5,923	$2,087	$10,328	$3,335
Add:
Depreciation of real estate assets	7,557	6,290	14,860	12,377

Funds from Operations (FFO)	$13,480	$8,377	$25,188	$15,712

Acquisition pursuit costs	381	224	872	311
Stock-based compensation expense	1,639	1,335	3,842	2,478
Straight-line rental income adjustments	(721)	(128)	(1,690)	(128)
Amortization of deferred financing costs	881	500	1,447	995
Non-cash interest income adjustments	9	—	9	—

Adjusted Funds from Operations (AFFO)	$15,669	$10,308	$29,668	$19,368
Start-up costs	—	—		310

Normalized AFFO	$15,669	$10,308	$29,668	$19,678

Net income per diluted common share	$0.16	$0.08	$0.28	$0.13

FFO per diluted common share	$0.36	$0.33	$0.68	$0.62

AFFO per diluted common share	$0.42	$0.40	$0.79	$0.76

Normalized AFFO per diluted common share	$0.42	$0.40	$0.79	$0.77

Weighted average number of common shares outstanding, diluted:
Net income and FFO	37,191,687	25,226,179	37,119,005	25,210,575
AFFO and Normalized AFFO	37,538,337	25,480,729	37,472,271	25,474,693

See reporting definitions.	7

SABRA HEALTH CARE REIT, INC.
CAPITALIZATION
(dollars in thousands, except per share data)

Debt	June 30, 2012	December 31, 2011
Secured mortgage debt	$157,872	$158,398
Senior unsecured notes	225,000	225,000
Revolving line of credit	42,500	—

Total debt	$425,372	$383,398

Book capitalization(1)
Total debt	$425,372	$383,398
Total equity	316,425	326,573

Book capitalization	741,797	709,971

Accumulated depreciation and amortization	123,651	108,916

Undepreciated book capitalization	$865,448	$818,887

Enterprise Value
As of June 30, 2012	Shares Outstanding	Price	Value
Common stock	37,051,242	$17.11	$633,947
Total debt			425,372
Cash and cash equivalents			(3,110)

Total enterprise value			$1,056,209

As of December 31, 2011	Shares Outstanding	Price	Value
Common stock	36,891,712	$12.09	$446,021
Total debt			383,398
Cash and cash equivalents			(42,250)

Total enterprise value			$787,169

Common Stock and Equivalents
	Weighted Avg. Common Shares
	Three Months Ended June 30, 2012		Six Months Ended June 30, 2012
	EPS & FFO	AFFO & Normalized AFFO	EPS & FFO	AFFO & Normalized AFFO
Common stock	37,037,972	37,037,972	36,985,117	36,985,117
Common equivalents	109,970	109,970	107,566	107,566

Basic common and common equivalents	37,147,942	37,147,942	37,092,683	37,092,683
Dilutive securities:
Restricted stock and units	40,966	387,616	24,494	377,760
Options	2,779	2,779	1,828	1,828

Diluted common and common equivalents	37,191,687	37,538,337	37,119,005	37,472,271

 (1) Book capitalization is based on the historical carrying value of Sabra’s real estate investments as previously reported by Old Sun (as discussed in the Company Profile section of this supplement). Therefore, total equity does not reflect any fair market value adjustment for Sabra’s real estate investments as of November 15, 2010 (the Separation Date), and accumulated depreciation and amortization are for the period from the date of acquisition of the assets by Old Sun to June 30, 2012.

See reporting definitions.	8

SABRA HEALTH CARE REIT, INC.
INDEBTEDNESS
June 30, 2012
(dollars in thousands)

	Principal	Weighted Average Effective Rate	% of Total
Fixed rate debt
Secured mortgage debt (1)	$99,310	5.52%	23.3%
Unsecured senior notes	225,000	8.13%	52.9%

Total fixed rate debt (4)	324,310	7.33%	76.2%

Variable rate debt
Secured mortgage debt(2)	58,562	5.00%	13.8%
Revolving line of credit (3)	42,500	3.49%	10.0%

Total variable rate debt (4)	101,062	4.36%	23.8%

Total debt	$425,372	6.62%	100.0%

Secured debt
Secured mortgage debt	$157,872	5.33%	37.1%
Revolving line of credit (3)	42,500	3.49%	10.0%

Total secured debt (4)	200,372	4.94%	47.1%

Unsecured debt
Unsecured senior notes	225,000	8.13%	52.9%

Total unsecured debt (4)	225,000	8.13%	52.9%

Total debt	$425,372	6.62%	100.0%
(1) Fixed rate secured mortgage debt includes $31.1 million which converts to a variable interest rate based on 90-day LIBOR plus 4.0% (1.00% floor) effective January 2014. This debt matures in August 2015. Fixed rate secured mortgage debt includes $0.5 million of mortgage premium.
(2) Variable rate secured mortgage debt interest is based on 90-day LIBOR plus 4.0% (1.00% floor).
(3) Borrowings under the revolving line of credit bear interest on the outstanding principal amount at a rate equal to, at our option, LIBOR plus 3.00% - 4.00% or a Base Rate plus 2.00% - 3.00%. The actual interest rate within the applicable range is determined based on our then applicable Consolidated Leverage Ratio.
(4) On a pro forma basis, after taking into account the July 2012 issuance of senior notes and the repayment of the secured revolving line of credit, total fixed rate debt was $430.3 million with a weighted average effective interest rate of 7.23% and total variable rate debt was $58.6 million with a weighted average effective interest rate of 5.00%. On a pro forma basis, after taking into account the July 2012 issuance of senior notes and the repayment of the secured revolving line of credit, total secured debt was $157.9 million with a weighted average effective interest rate of 5.33% and total unsecured debt was $331.0 million with a weighted average effective rate of 7.75%.

	Maturities
	Secured Mortgage Debt		Unsecured Senior Notes		Revolving Line of Credit		Total
	Principal	Rate	Principal	Rate	Principal	Rate	Principal	Rate
July 1 through December 31, 2012	$1,701	5.35%	$—	—	$—	—	$1,701	5.35%
2013	3,690	5.40%	—	—	—	—	3,690	5.40%
2014	3,902	5.40%	—	—	—	—	3,902	5.40%
2015	86,291	5.25%	—	—	42,500	3.49%	128,791	4.67%
2016	1,920	4.97%	—	—	—	—	1,920	4.97%
2017	2,027	4.96%	—	—	—	—	2,027	4.96%
2018	2,140	4.94%	225,000	8.13%	—	—	227,140	8.10%
2019	2,262	4.92%	—	—	—	—	2,262	4.92%
2020	2,391	4.89%	—	—	—	—	2,391	4.89%
2021	2,532	4.84%	—	—	—	—	2,532	4.84%
Thereafter	48,524	4.79%	—	—	—	—	48,524	4.79%
	157,380		225,000		42,500		424,880
Mortgage premium	492		—		—		492
Total debt	$157,872		$225,000		$42,500		$425,372
Weighted average maturity in years	13.0		6.3		2.6		8.4
Weighted average effective interest rate	5.33%		8.13%		3.49%		6.62%

See reporting definitions.	9

SABRA HEALTH CARE REIT, INC.
DEBT COVENANTS
(dollars in millions)

	Minimum	Maximum	December 31, 2011	June 30, 2012	Pro Forma as June 30, 2012 (1)
Credit Facility:
Consolidated Leverage Ratio		5.75x	4.26x	4.29x	4.88x
Consolidated Fixed Charge Coverage Ratio	1.75x		2.87x	2.97x	2.52x
Consolidated Tangible Net Worth	$342.0		$425.9	$428.5	$428.5

Unsecured Senior Notes:
Total Debt/ Asset Value		60%	0.39	42%	45%
Secured Debt/ Asset Value		40%	0.16	20%	15%
Unencumbered Assets/ Unsecured Debt	150%		2.27	193%	152%
Minimum Interest Coverage	2.00x		3.17x	3.29x	2.75x
(1) Assumes the July 2012 issuance of senior notes and related repayment of the secured revolving line credit occurred as of January 1, 2012.
Note: All covenants are based on terms defined in the related credit agreement and unsecured senior notes indenture. Asset Value and Unencumbered Assets used for debt covenant calculation purposes include a value for the initial real estate portfolio obtained in the separation from Sun, which is calculated by dividing the total initial annual rental revenue from this portfolio by an assumed 9.75% capitalization rate. This results in an assumed total portfolio value for the initial real estate portfolio of $720 million.

See reporting definitions.	10

SABRA HEALTH CARE REIT, INC.
PORTFOLIO SUMMARY
June 30, 2012
(dollars in thousands)

			Rental Income			Occupancy Percentage
			Three Months Ended June 30,			Three Months Ended June 30,
Facility Type	Number of Properties	Investment	2012	2011	Number of Licensed Beds/Units	2012	2011
Skilled Nursing/Post-Acute (1)	93	$712,458	$21,994	$16,493	10,549	87.9%	87.7%
Senior Housing (1)	9	47,892	1,178	1,072	773	78.8%	81.6%
Acute Care Hospital	1	61,640	1,648	1,063	70	68.6%	75.6%
Total	103	$821,990	$24,820	$18,628	11,392	87.2%	87.2%

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
Facility Type	Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage	Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage
Skilled Nursing/Post-Acute (1)	1.67x	1.17x	1.43x	2.13x	1.58x	1.87x
Senior Housing (1) (2)	1.33x	1.05x	1.22x	1.68x	1.38x	1.87x
Acute Care Hospital	3.46x	3.39x	3.39x	0.95x	0.88x	0.88x
Total	1.76x	1.30x	1.53x	2.01x	1.52x	1.79x
Adjusted Total (3)	1.80x	1.34x	1.55x	2.05x	1.56x	1.81x

	Twelve Months Ended June 30, 2012			Twelve Months Ended June 30, 2011
Facility Type	Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage	Facility EBITDARM Coverage	Facility EBITDAR Coverage	Tenant EBITDAR Coverage
Skilled Nursing/Post-Acute (1)	1.74x	1.24x	1.47x	2.01x	1.48x	1.73x
Senior Housing (1) (2)	1.46x	1.17x	1.38x	1.68x	1.37x	1.73x
Acute Care Hospital	2.58x	2.47x	2.47x	2.26x	2.16x	2.16x
Total	1.78x	1.31x	1.53x	2.01x	1.53x	1.76x
Adjusted Total (3)	1.81x	1.34x	1.55x	2.07x	1.59x	1.79x

Loan Type	Facility Type	Principal Balance as of June 30, 2012	Book Value as of June 30, 2012	Contractual Interest Rate	Annualized Effective Interest Rate	Interest Income Three Months Ended June 30, 2012	Maturity Date
Mezzanine	Skilled Nursing / Assisted Living	$10,000	$10,143	11.0%	10.7%	$321	03/31/17
Mortgage	Skilled Nursing	11,000	11,050	8.5%	8.5%	23	06/30/17
Total		$21,000	$21,193			$344

	Six Months Ended June 30,
Total Revenue	2012	2011
Sun	73.7%	96.5%
Cadia Portfolio	10.8	—
Texas Regional Medical Center	6.7	2.9
Aurora Portfolio	2.7	—
Pennsylvania Subacute Portfolio	1.8	—
Other	4.3	0.6
Total	100.0%	100.0%
(1) Occupancy percentage, Facility EBITDAR, Facility EBITDARM and Tenant EBITDAR and related coverages for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. All facility financial performance data are presented one month in arrears.
(2) Excluding the impact of Creekside, which was not stabilized as of June 30, 2012, the three months ended June 30, 2012 Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR for Senior Housing facilities would have been 1.55x, 1.25x and 1.44x, respectively; and for the twelve months ended June 30, 2012, Facility EBITDARM, Facility EBITDAR and Tenant EBITDAR for Senior Housing facilities would have been 1.58x, 1.28x and 1.50x, respectively.
(3) Adjusted Total coverage excludes the impact of strategic disposition candidates.

See reporting definitions.	11

SABRA HEALTH CARE REIT, INC.
INVESTMENT ACTIVITY
For the Six Months Ended June 30, 2012
(dollars in thousands)

	Acquisition Date	Facility Type	Beds	Investment Amount	Initial Cash Yield
Real Estate Investments
Pennsylvania Subacute Portfolio	03/30/12	Skilled Nursing	120	$29,850	9.50%
Ridgecrest Manor	05/01/12	Skilled Nursing	120	5,700	11.00
Aurora II Portfolio (1)	06/01/12	Skilled Nursing	327	20,000	10.18
Total real estate investments			567	$55,550	9.90%

Debt Investments
Meridian Mezzanine Loan (2)	03/15/12			$10,000	11.00%
Onion Creek Mortgage Loan (3)	06/22/12			11,000	8.50
Total debt investments				21,000	9.69%

Total Investments				$76,550	9.84%

(1) The total funds paid at closing was $21.8 million, which included $1.8 million in deferred purchase price related to the original Aurora acquisition.
(2) Includes an option to purchase three skilled nursing facilities and one assisted living facility located in Texas.
(3) Includes an option to purchase one skilled nursing facility located in Texas.

Annualized Revenue Concentration

As of June 30, 2011	As of June 30, 2012

See reporting definitions.	12

SABRA HEALTH CARE REIT, INC.
REAL ESTATE PORTFOLIO GEOGRAPHIC CONCENTRATIONS
June 30, 2012

Property Type

State	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
New Hampshire	14	2	—	16	15.5%
Kentucky	13	2	—	15	14.6
Connecticut	12	1	—	13	12.6
Ohio	8	—	—	8	7.8
Oklahoma	4	1	—	5	4.9
Florida	5	—	—	5	4.9
Texas	3	—	1	4	3.9
Delaware	4	—	—	4	3.9
Montana	4	—	—	4	3.9
Massachusetts	3	—	—	3	2.9
Other (15 states)	23	3	—	26	25.1

Total	93	9	1	103	100.0%

Distribution of Licensed Beds/Units

	Total Number of Properties	Bed Type
State		Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
Connecticut	13	1,770	49	—	1,819	16.0%
New Hampshire	16	1,464	203	—	1,667	14.6
Kentucky	15	1,020	128	—	1,148	10.1
Ohio	8	897	—	—	897	7.9
Florida	5	660	—	—	660	5.8
Oklahoma	5	501	83	—	584	5.1
Montana	4	538	—	—	538	4.7
Delaware	4	500	—	—	500	4.4
Texas	4	360	—	70	430	3.8
New Mexico	3	155	215	—	370	3.2
Other (15 states)	26	2,684	95	—	2,779	24.4

Total	103	10,549	773	70	11,392	100.0%

% of Total beds/units		92.6%	6.8%	0.6%	100.0%

See reporting definitions.	13

SABRA HEALTH CARE REIT, INC.
REAL ESTATE PORTFOLIO GEOGRAPHIC CONCENTRATIONS
June 30, 2012
(dollars in thousands)

Investment

State	Total Number of Centers	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
Connecticut	13	$144,499	$8,008	$—	$152,507	18.6%
Delaware	4	95,780	—	—	95,780	11.7
New Hampshire	16	77,905	12,997	—	90,902	11.1
Texas	4	24,959	—	61,640	86,599	10.5
Kentucky	15	60,551	10,503	—	71,054	8.6
Ohio	8	43,662	—	—	43,662	5.3
Montana	4	42,809	—	—	42,809	5.2
Florida	5	31,600	—	—	31,600	3.8
Oklahoma	5	24,230	5,708	—	29,938	3.6
Pennsylvania	2	29,258	—	—	29,258	3.6
Other (15 states)	27	137,205	10,676	—	147,881	18.0

Total	103	$712,458	$47,892	$61,640	$821,990	100.0%

% of Total Centers		86.7%	5.8%	7.5%	100.0%

See reporting definitions.	14

SABRA HEALTH CARE REIT, INC.
PORTFOLIO GEOGRAPHIC CONCENTRATIONS
June 30, 2012
(dollars in thousands)

Rental Income - Three Months Ended June 30, 2012

State	Total Number of Centers	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
New Hampshire	16	$2,955	$335	$—	$3,290	13.3%
Connecticut	13	3,055	74	—	3,129	12.6
Delaware	4	2,645	—	—	2,645	10.7
Kentucky	15	2,364	119	—	2,483	10.0
Texas	4	735	—	1,648	2,383	9.6
Florida	5	1,967	—	—	1,967	7.9
Ohio	8	1,313	—	—	1,313	5.3
Montana	4	1,304	—	—	1,304	5.3
Pennsylvania	2	847	—	—	847	3.4
Colorado	2	829	—	—	829	3.3
Other (15 states)	30	3,980	650	—	4,630	18.6

Total	103	$21,994	$1,178	$1,648	$24,820	100.0%

% of Total centers		88.7%	4.7%	6.6%	100.0%

Rental Income - Six Months Ended June 30, 2012

State	Total Number of Centers	Skilled Nursing/Post-Acute	Senior Housing	Acute Care Hospital	Total	% of Total
New Hampshire	16	$5,876	$671	$—	$6,547	13.5%
Connecticut	13	5,942	147	—	6,089	12.6
Delaware	4	5,289	—	—	5,289	10.9
Kentucky	15	4,729	237	—	4,966	10.2
Texas	4	1,470	—	3,297	4,767	9.8
Florida	5	3,934	—	—	3,934	8.1
Ohio	8	2,626	—	—	2,626	5.4
Montana	4	2,608	—	—	2,608	5.4
Colorado	2	1,658	—	—	1,658	3.4
Idaho	3	1,446	—	—	1,446	3.0
Other (15 states)	29	7,271	1,282	—	8,553	17.7

Total	103	$42,849	$2,337	$3,297	$48,483	100.0%

% of Total centers		88.4%	4.8%	6.8%	100.0%

See reporting definitions.	15

SABRA HEALTH CARE REIT, INC.
SKILLED MIX AND OCCUPANCY PERCENTAGE

All Properties	Skilled Mix (1)
	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
	2012	2011	2012	2011	2011	2010	2009
Skilled Nursing	37.5%	42.4%	37.6%	41.6%	41.4%	39.3%	39.2%

	Occupancy Percentage (1)
	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
	2012	2011	2012	2011	2011	2010	2009
Skilled Nursing/Post-Acute	87.9%	87.7%	88.2%	88.2%	88.0%	88.5%	90.1%
Senior Housing	78.8	81.6	80.6	82.3	82.7	84.4	88.3
Acute Care Hospital	68.6	75.6	70.5	76.3	71.8	N/A	N/A

Weighted Average	87.2%	87.2%	87.6%	87.7%	87.5%	88.2%	90.0%

(1) Skilled mix and occupancy percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities. All facility financial performance data are presented one month in arrears.

See reporting definitions.	16

SABRA HEALTH CARE REIT, INC.
PORTFOLIO LEASE EXPIRATIONS
June 30, 2012
(dollars in thousands)

	2012 - 2019	2020	2021	2022	2023	2024	2025	Thereafter	Total
Skilled Nursing/Post-Acute
Properties	—	29	30	12	—	1	6	15	93
Annualized Revenues	$—	$24,607	$27,183	$8,246	$—	$1,821	$5,748	$22,286	$89,891
Senior Housing
Properties	—	2	3	2	—	—	2	—	9
Annualized Revenues	—	1,762	1,321	474	—	—	1,225	—	4,782
Acute Care Hospital
Properties	—	—	—	—	—	—	—	1	1
Annualized Revenues	—	—	—	—	—	—	—	6,593	6,593
Total

Properties	—	31	33	14	—	1	8	16	103

Annualized Revenues	$—	$26,369	$28,504	$8,720	$—	$1,821	$6,973	$28,879	$101,266

% of Revenue	—%	26.1%	28.1%	8.6%	—%	1.8%	6.9%	28.5%	100.0%

See reporting definitions.	17

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Ridgecrest Manor

• Acquisition Date:	May 1, 2012

• Purchase Price:	$5.7 million

• Investment Type:	Equity

• Number of Properties:	1

• Location	Virginia

• Available Beds	120

• Property Type:	Skilled Nursing Facility

• Annualized GAAP Rental Income:	$0.8 million

• Initial Cash Yield:	11.00%

See reporting definitions.	18

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Aurora II Portfolio

• Acquisition Date:	June 1, 2012

• Purchase Price:	$20.0 million (1)

• Investment Type:	Equity

• Number of Properties:	3

• Location	Connecticut and New Hampshire

• Available Beds	327

• Property Type:	Skilled Nursing Facilities

• Annualized GAAP Rental Income:	$2.6 million

• Initial Cash Yield:	10.18%

(1) The total funds paid at closing was $21.8 million, which included $1.8 million in deferred purchase price related to the original Aurora acquisition.

See reporting definitions.	19

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY
Onion Creek Mortgage Loan

• Funding Date:	June 22, 2012

• Loan Amount:	$11.0 million

• Investment Type:	Debt (First Mortgage with a purchase option)

• Property Type:	Skilled Nursing Facility

• Location:	Texas

• Available Beds:	125

• Annualized GAAP Interest Income:	$0.9 million

• Initial Cash Yield:	8.50%

See reporting definitions.	20

SABRA HEALTH CARE REIT, INC.
RECENT INVESTMENT ACTIVITY - PRO FORMA INFORMATION
(dollars in thousands, except per share data)

Note: The following pro forma information assumes the acquisition of the Pennsylvania Subacute Portfolio, Ridgecrest Manor, Aurora II Portfolio and the origination of the Meridian Mezzanine loan and Onion Creek Mortgage loan were completed as of January 1, 2012.

Pro Forma Net Income, FFO, AFFO, and Normalized AFFO

	Three Months Ended June 30, 2012	Six Months Ended June 30, 2012
Net income	$5,923	$10,328
Revenues - real estate and debt investments	730	2,860
Depreciation and amortization - acquisitions (estimated)	(105)	(475)
Interest - revolving line of credit (estimated)	(193)	(571)
Pro forma net income	$6,355	$12,142

Pro forma net income	$6,355	$12,142
Add:
Depreciation of real estate assets (estimated)	7,662	15,335
Pro forma FFO	$14,017	$27,477
Straight-line rental income adjustments	(808)	(2,057)
Acquisition pursuit costs	381	872
Stock-based compensation expense	1,639	3,842
Amortization of deferred financing costs	881	1,447
Non-cash interest income adjustments	9	9
Pro forma AFFO	$16,119	$31,590

Pro forma net income per diluted common share	$0.17	$0.33

Pro forma FFO per diluted common share	$0.38	$0.74

Pro forma AFFO per diluted common share	$0.43	$0.84

Weighted average number of common shares outstanding, diluted
Pro forma net income and FFO	37,191,687	37,119,005
Pro forma AFFO	37,538,337	37,472,271

See reporting definitions.	21

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Acute Care Hospital. A facility designed to provide extended medical and rehabilitation care for patients who are clinically complex and have multiple acute or chronic conditions.
Annualized Revenues. The annual straight-line rental revenues under leases. Annualized Revenues do not include tenant recoveries or additional rents.  The Company uses Annualized Revenues for the purpose of determining tenant concentrations and lease expirations.
Assisted Living Facility (“ALF”). A senior housing facility that predominantly consists of assisted living units is classified by the Company as an ALF.
Continuing Care Retirement Community (“CCRC”). A senior housing facility which provides at least three levels of care (i.e., independent living, assisted living and skilled nursing) is classified by the Company as a CCRC.
EBITDA. The real estate industry uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, as a measure of both operating performance and liquidity. The Company uses EBITDA to measure both its operating performance and liquidity. By excluding interest expense, EBITDA allows investors to measure the Company’s operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. As a liquidity measure, the Company believes that EBITDA helps investors analyze the Company’s ability to meet its interest payments on outstanding debt. The Company believes investors should consider EBITDA in conjunction with net income (the primary measure of the Company’s performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company’s operating results and liquidity, and to make more meaningful comparisons of its performance between periods and against other companies. EBITDA has limitations as an analytical tool and should be used in conjunction with the Company’s required GAAP presentations. EBITDA does not reflect the Company’s historical cash expenditures or future cash requirements for capital expenditures or contractual commitments. While EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company’s computation of EBITDA may not be comparable to similar measures reported by other companies.
Enterprise Value. The Company believes Enterprise Value is an important measurement as it is a measure of a company’s value. We calculate Enterprise Value as market equity capitalization plus debt. Market equity capitalization is calculated as the number of shares of common stock multiplied by the closing price of our common stock on the last day of the period presented. Total Enterprise Value includes our market equity capitalization and consolidated debt, less cash and cash equivalents.
Facility EBITDAR(M). Earnings before interest, taxes, depreciation, amortization, rent (“EBITDAR”) and management fees ("EBITDARM") for a particular facility accruing to the operator/tenant of the property (not the Company), for the period presented. The Company uses Facility EBITDAR(M) in determining Facility EBITDAR(M) Coverages. Facility EBITDAR(M) has limitations as an analytical tool. Facility EBITDAR(M) does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, Facility EBITDAR(M) does not represent a property’s net income or cash flow from operations and should not be considered an alternative to those indicators. However, the Company receives periodic financial information from operators/tenants regarding the performance of the Company’s facilities under the operator’s/tenant’s management. The Company utilizes Facility EBITDAR(M) as a supplemental measure of the ability of those properties to generate sufficient liquidity to meet related obligations to the Company and EBITDARM in particular to evaluate the core operations of the properties by eliminating management fees, which vary based on operator/tenant and its operating structure. All facility financial performance data was derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes Facility EBITDAR(M) for a property if it was operated at any time during the period presented subject to a lease with the Company. Facility EBITDAR(M) for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Facility EBITDAR(M) Coverage. Facility EBITDAR(M) for the trailing 3 and 12 month periods prior to and including the period presented divided by the same period cash rent. Facility EBITDAR(M) coverage is a supplemental measure of a property’s ability to generate cash flows for the operator/tenant (not the Company) to meet the operator’s/tenant’s related cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR(M). All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears.

22

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that Funds From Operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“NAREIT”), and Adjusted Funds from Operations or AFFO (and related per share amounts) are important non-GAAP supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization. AFFO is defined as FFO excluding non-cash revenues (including straight-line rental income adjustments, amortization of acquired above/below market lease intangibles and non-cash interest income adjustments), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of operating results of real estate investment trusts among investors and makes comparisons of operating results among such companies more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, and, for AFFO, by excluding non-cash revenues (including straight-line rental income adjustments, amortization of acquired above/below market lease intangibles and non-cash interest income adjustments), non-cash expenses (including stock-based compensation expense and amortization of deferred financing costs) and acquisition pursuit costs, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO differently from the Company.
Independent Living Facility (“ILF”). A senior housing facility that predominantly consists of independent living units.
Investment. Represents the carrying amount of real estate assets after adding back accumulated depreciation and amortization.
Licensed Beds/Units. Senior housing facilities are measured in units (e.g., studio, one or two bedroom units). Skilled nursing and mental health facilities are measured in licensed bed count. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company.
Market Capitalization. Total common shares of Sabra outstanding multiplied by the closing price per share as of a given period.
Mental Health Facility. Mental Health Facilities provide a range of inpatient and outpatient behavioral health services for adults and children through specialized treatment programs.
Multi-License Designation. A senior housing facility that provides two levels of care (i.e. skilled nursing and assisted living or assisted living and independent living) is classified by the Company as Multi-License Designation.
Normalized AFFO. Normalized AFFO represents AFFO adjusted for one-time start-up costs and non-recurring income and expenses. The Company considers normalized AFFO to be a useful measure to evaluate the Company’s operating results excluding start-up costs and non-recurring income and expenses. Normalized AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized AFFO does not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized AFFO also does not consider the costs associated with capital expenditures related to the Company’s real estate assets nor does it purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of normalized AFFO may not be comparable to normalized AFFO reported by other REITs that do not define FFO in accordance with the current NAREIT definition or that interpret the current NAREIT definition or define AFFO or normalized AFFO differently from the Company.

23

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Occupancy Percentage. Occupancy Percentage represents the facilities’ average operating occupancy for the period indicated. The percentages are calculated by dividing the actual census from the period presented by the available beds/units for the same period. Occupancy for independent living facilities can be greater than 100% for a given period as multiple residents could occupy a single unit. All facility financial performance data were derived solely from information provided by operators/tenants and borrowers without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes the occupancy percentage for a property if it was owned by the Company at any time during the period presented. Occupancy Percentage for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Senior Housing. Senior housing facilities include independent living, assisted living and continuing care retirement community facilities.
Skilled Mix. Skilled Mix is defined as the total Medicare and non-Medicaid managed care patient revenue at skilled nursing facilities divided by the total revenues at skilled nursing facilities for any given period. All facility financial performance data were derived solely from information provided by the Company's tenants without independent verification by the Company. All facility financial performance data are presented one month in arrears. The Company includes skilled mix for a property if it was owned by the Company at any time during the period presented. Skilled Mix for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Skilled Nursing/Post-Acute. Skilled nursing/post-acute facilities include skilled nursing facilities, multi-license designation, and mental health facilities.
Tenant EBITDAR. Facility EBITDAR, as defined herein, plus EBITDAR (excluding one-time adjustments) for the period presented for all other operations of any entities that guarantee the tenants' lease obligations to the Company. The Company uses Tenant EBITDAR in determining Tenant EBITDAR Coverage. As with Facility EBITDAR, the Company receives the underlying information from its tenants and, with respect to Tenant EBITDAR, the guarantors of its tenants' lease obligation to the Company. To the extent that a particular tenant's lease obligations are not guaranteed by another entity, Tenant EBITDAR and Facility EBITDAR with respect to a particular tenant are the same. The Company utilizes Tenant EBITDAR as a supplemental measure of the ability of the tenant to meet its cash rent and other obligations to the Company should the facilities be unable to generate sufficient liquidity to meet related obligations to the Company. The usefulness of Tenant EBITDAR is limited by the same factors that limit the usefulness of Facility EBITDAR. All facility and tenant financial performance data was derived solely from information provided by operators/tenants, guarantors and borrowers without independent verification by the Company. All facility and tenant financial performance data are presented one month in arrears. The Company includes Tenant EBITDAR with respect to property if the property was operated at any time during the period presented subject to a lease with the Company. Tenant EBITDAR for facilities with new tenants/operators are only included in periods subsequent to our acquisition of the facilities.
Tenant EBITDAR Coverage. Tenant EBITDAR for the trailing 3 and 12 month periods prior to and including the period presented divided by the same period rent for all of our facilities plus rent expense for other operations of any entity that guarantees the tenants' lease obligation to the Company. Tenant EBITDAR coverage is a supplemental measure of a tenant's ability to meet its cash rent and other obligations to the Company. However, its usefulness is limited by, among other things, the same factors that limit the usefulness of Facility EBITDAR and Tenant EBITDAR. All facility and tenant financial performance data were derived solely from information provided by operators/tenants, guarantors and borrowers without independent verification by the Company. All facility and tenant financial performance data are presented one month in arrears.
Total Debt. The carrying amount of the Company’s secured revolving credit facility, senior unsecured notes, and mortgage indebtedness, as reported in the Company’s consolidated financial statements.
Total Secured Debt. Mortgage and other debt secured by real estate.

24